UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	May 31, 2005

EGL, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-27288 76-0094895
(Commission File Number) (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas 77032
(Address of Principal Executive Offices) (Zip Code)

(281) 618-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement

On May 31, 2005, the Compensation Committee decreased the per telephonic meeting fee for members of the Audit Committee of the Company’s Board of Directors from $2,000 to $1,000.

Item 7.01.

Regulation FD Disclosure

On May 31, 2005, the Board of Directors of EGL, Inc. (the "Company") extended and increased the Company’s stock repurchase program.   Our previously announced share repurchase program had been approved by the Board on April 4, 2005, an authorization of up to $60 million, and had been scheduled to expire on August 4, 2005.  That program thus far has resulted in the repurchase of a total of 3.04 million shares repurchased at an average price of $18.48 per share over the entire program.  The purchases under the new authorization are expected to begin following the completion of the repurchases with the remaining $3.8 million in unspent funds under the prior authorization.  Under the stock repurchase program, the Company may acquire up to an additional $60 million of the Company's common stock from time to time until September 28, 2005, depending on market conditions, shares prices and other factors.  Repurchases of the Company’s common stock may occur in the open market, via block purchases, in privately negotiated transactions or otherwise.  The stock repurchase program may be suspended or discontinued at any time.

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD by EGL, Inc. (the “Company” or “EGL”). Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.

As provided by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that the statements in this Form 8-K relating to matters that are not historical factual information are forward-looking statements that represent management’s belief and assumption based on currently available information.  The information contained in this report relating to share repurchases as well as other statements including words such as “anticipate,” “estimate,” “expect” and other similar expressions constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.  Such statements are made based upon management’s current expectations and beliefs and are subject to risks, uncertainties and other factors that could cause actual results to differ from those contemplated by the forward-looking statements, including the market conditions and share prices.  Investors should not place undue reliance on forward-looking statements.  Each forward-looking statement speaks only as of the date of the particular statement, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.  There can be no assurance that other factors not currently anticipated by management will not also materially and adversely affect the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 1, 2005

EGL, INC.

By:

/s/ Elijio V. Serrano

Elijio V. Serrano

Chief Financial Officer